Exhibit 10.1
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
WAFER SUPPLY AGREEMENT
     This Agreement (“Agreement”) is made and entered into as of this 1st day of April, 2005 (the “Effective Date”), by and between:
(1)	POWER INTEGRATIONS INTERNATIONAL LTD., a Cayman Islands corporation having a place of business at P.O. Box 219, Strathvale House, North Church Street, George Town, Grand Cayman, Cayman Islands (“POWER INTEGRATIONS”);
     and
(2)	SEIKO EPSON CORPORATION, a Japanese corporation with a place of business at 281 Fujimi, Fujimi-machi, Suwa-gun, Nagano-ken, 399-0293 Japan (“SEIKO EPSON”)
WITNESSETH:
     WHEREAS, SEIKO EPSON is engaged in providing wafer foundry services for semiconductor companies; and
     WHEREAS, POWER INTEGRATIONS is engaged in the design, development, marketing and sale of various integrated circuit products for use in power conversion applications; and
     WHEREAS, POWER INTEGRATIONS desires SEIKO EPSON to fabricate and supply wafers of certain integrated circuit products, and SEIKO EPSON is willing to fabricate and supply such wafers to POWER INTEGRATIONS in accordance with the terms and conditions of this Agreement.
Confidential

     NOW, THEREFORE, in consideration of the mutual covenants of the parties contained herein, POWER INTEGRATIONS and SEIKO EPSON hereby agree as follows:
Article 1: (Definitions)
     When used throughout this Agreement, each of the following terms shall have the meaning indicated below:
     1.1 COMMON SPECIFICATION(S): The specifications for the production, delivery and acceptance of the WAFERS which will be provided by PI.
     1.2 CONFIDENTIAL INFORMATION: Technical information, or other non-public information relating to PI or SUPPLIER, including software in a human-readable or machine-readable form and regardless of whether recorded on paper, tape, diskette or any other media, which is disclosed by the disclosing party to the receiving party and, subject to Section 1.3 (“CONFIDENTIAL MANUFACTURING INFORMATION”), which (i) if first disclosed in writing or other tangible form, is identified by appropriate legend, as confidential or, (ii) if first disclosed orally or in other intangible form, is identified as confidential information at the time of disclosure, and confirmed by a written summary thereof designated, by appropriate legend, as confidential, and delivered to the receiving party within thirty (30) days after such oral or other intangible disclosure. Notwithstanding the foregoing, all information generated by the activities and actions of SUPPLIER under this Agreement on PI’s behalf (other than SUPPLIER IMPROVEMENTS) and any information, including all PI INTELLECTUAL PROPERTY received by SUPPLIER, shall also be considered PI’s CONFIDENTIAL INFORMATION.
     1.3 CONFIDENTIAL MANUFACTURING INFORMATION: All CONFIDENTIAL INFORMATION of PI or SUPPLIER, as applicable, whether in written, electronic, oral or other form, relating to the PI PROCESS or the
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SUPPLIER PROCESS, as applicable, and conveyed by the disclosing party to the receiving party by any means including, without limitation, during a meeting between the parties, by phone, letter, email or facsimile, whether or not declared or marked confidential and whether or not it is subsequently described in writing.
     1.4 ENGINEERING PRODUCTION: The production by SUPPLIER of WAFERS for engineering development.
     1.5 FOUNDRY CAPACITY: The capacity or output as set forth in Exhibit A (FOUNDRY CAPACITY and PI ANNUAL FORECAST).
     1.6 INDIVIDUAL SALES CONTRACTS: Individual contracts of sale and purchase of the WAFERS that will be concluded between SUPPLIER and PI pursuant to this Agreement.
     1.7 INTELLECTUAL PROPERTY RIGHTS: Copyrights, patent rights, trade secret rights, moral rights, mask work rights and all other intellectual or proprietary rights of any kind.
     1.8 MASK SPECIFICATIONS: The specifications for the production, delivery and acceptance of the MASK TOOLING SETS.
     1.9 MAXIMUM FOUNDRY CAPACITY ALLOCATION: The combined number of WAFERS (including UPSIDE WAFERS) for all WAFER TYPES per month, or per year, that SUPPLIER is obligated to supply to PI as set forth in Exhibit A (FOUNDRY CAPACITY and PI ANNUAL FORECAST).
     1.10 MASK TOOLING SETS: Those mask tooling sets for use in making WAFERS.
     1.11 PI: POWER INTEGRATIONS and any of its SUBSIDIARIES.
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     1.12 PI IMPROVEMENTS:  Any modification or change, made during the term of this Agreement, to the PI INTELLECTUAL PROPERTY that has been made solely by PI or made jointly by PI and SUPPLIER.
     1.13 PI INTELLECTUAL PROPERTY: The PI PROCESS, the COMMON SPECIFICATIONS, the GDSII, the MASK TOOLING SETS insofar as they are protected by copyright of PI, the PI IMPROVEMENTS, and all know-how related to the foregoing.
     1.14 PI PROCESS: PI’s process technologies, which are implemented in the SUPPLIER wafer fabrication facility to produce the WAFERS, and of which the detailed specification is specified in the COMMON SPECIFICATIONS, plus all PI IMPROVEMENTS.
     1.15 PILOT PRODUCTION: The production by SUPPLIER of WAFERS for the purpose of evaluation by PI.
     1.16 PRODUCTS: Any and all integrated circuit products of PI manufactured in accordance with the PI PROCESS.
     1.17 REVIEW PERIOD: The period of time as set forth in Exhibit A (FOUNDRY CAPACITY and PI ANNUAL FORECAST) for the parties to jointly review the PI ANNUAL FORECAST and the FOUNDRY CAPACITY.
     1.18 SUBSIDIARY: Any corporation, company or other entity in which SUPPLIER or PI, as the case may be, owns and/or controls, directly or indirectly, now or hereafter, more than fifty percent (50%) of the outstanding shares of stock entitled to vote for the election of directors or their equivalents regardless of the form thereof (other than any shares of stock whose voting rights are subject to restriction); provided, however, that any entity which would be a SUBSIDIARY by
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

reason of the foregoing shall be considered a SUBSIDIARY only so long as such ownership or control exists.
     1.19 SUPPLIER: SEIKO EPSON and any of its SUBSIDIARIES.
     1.20 SUPPLIER IMPROVEMENTS: Any modification or change, made during the term of this Agreement, to the PI INTELLECTUAL PROPERTY that (i) are made solely by SUPPLIER without use of CONFIDENTIAL INFORMATION of PI, and (ii) SUPPLIER has a substantial use for other than manufacturing or incorporation into PRODUCTS, and (iii) are based solely on the SUPPLIER PROCESS.
     1.21 SUPPLIER INTELLECTUAL PROPERTY: (i) The SUPPLIER PROCESS, and (ii) the SUPPLIER IMPROVEMENTS.
     1.22 SUPPLIER PROCESS: SUPPLIER’s standard process technology steps, from SUPPLIER owned technologies, developed exclusively by SUPPLIER and implemented in the SUPPLIER wafer fabrication facility to produce the WAFERS.
     1.23 VOLUME PRODUCTION: The production by SUPPLIER of WAFERS for the volume production of PRODUCTS.
     1.24 WAFER(S): Non-probed silicon wafers manufactured by SUPPLIER for PI in accordance with the COMMON SPECIFICATION.
     1.25 WAFER TYPE. The different types of WAFERS (e.g., size, processing, location of manufacture) as defined by the COMMON SPECIFICATION.
Article 2: (Foundry Commitment and Forecasts)
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     2.1 SUPPLIER agrees to commit the FOUNDRY CAPACITY to PI up to the MAXIMUM FOUNDRY CAPACITY ALLOCATION.
     2.2 Annually, during the term of this Agreement, PI will provide SUPPLIER with a non-binding twelve (12) month forecast of WAFER orders by WAFER TYPE (“PI ANNUAL FORECAST”).
     2.3 Annually, during the term of this Agreement, and during the REVIEW PERIOD prior to the beginning of the next calendar year, SUPPLIER and PI will jointly review the PI ANNUAL FORECAST and SUPPLIER’s FOUNDRY CAPACITY for such next calendar year.
     2.4 Annually, during the term of this Agreement, no later than the last business day of the REVIEW PERIOD, SUPPLIER will commit to a FOUNDRY CAPACITY for the next calendar year, at each of the SUPPLIER’s plants making WAFERS for PI, in an amount no less than [*] of PI’s total WAFER purchases by WAFER TYPE during the previous calendar year, which in no event shall exceed the MAXIMUM FOUNDRY CAPACITY ALLOCATION.
     2.5 During each calendar year during the Term of this Agreement, SUPPLIER shall exert best commercially reasonable efforts to accommodate up to a [*] upside request over the current FOUNDRY CAPACITY, by WAFER TYPE (“UPSIDE WAFERS”), upon a [*] month written advance notice from PI, unless the current FOUNDRY CAPACITY represents [*] of SUPPLIER’s total capacity in which case such advance notice shall be a [*] month written notice. Notwithstanding anything to the contrary herein, any INDIVIDUAL SALES CONTRACT for UPSIDE WAFERS shall not be subject to rescheduling or cancellation, and PI shall pay SUPPLIER the full price stated in such INDIVIDUAL SALES CONTRACT.
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     2.6 SUPPLIER can request PI to negotiate to reduce the committed FOUNDRY CAPACITY, by WAFER TYPE, for the then current calendar year, if SUPPLIER and PI determine that PI will not order at least [*] of the PI ANNUAL FORECAST by WAFER TYPE. Any negotiated reduction in FOUNDRY CAPACITY must be agreed to by PI in writing. The FOUNDRY CAPACITY shall be allocated equally on a monthly basis over SUPPLIER’s fiscal year.
     2.7 During the Term of this Agreement, PI shall provide SUPPLIER, on or before a mutually agreed day of each calendar month, a written six (6) month rolling forecast (“PI MONTHLY FORECAST”) of the quantity of the WAFERS of each PRODUCT within a WAFER TYPE to be manufactured and delivered to PI during the six (6) month period corresponding thereto. Such forecast shall be in conformity with the FOUNDRY CAPACITY.
     2.8 PI must order at least the quantity of WAFERS by WAFER TYPE forecasted in the first [*] months of the PI MONTHLY FORECAST unless SUPPLIER agrees in writing to any change thereto. PI may revise the quantity for each of the last [*] months of each PI MONTHLY FORECAST without penalty or charge.
Article 3: (Sale and Purchase of WAFERS; MASK TOOLING SETS)
     3.1 PI shall purchase WAFERS from SUPPLIER and SUPPLIER shall sell such WAFERS to PI, in accordance with the terms and conditions of this Agreement.
     3.2 PI shall submit to SUPPLIER a purchase order (“PO”) for the WAFERS in accordance with the terms and conditions of this Agreement. Each PO shall be subject to acceptance by SUPPLIER through issuance of a written confirmation within five (5) business days of receipt of the PO. Upon SUPPLIER’s
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

confirmation, the PO terms of total quantity, delivery date, delivery location and pricing shall constitute an INDIVIDUAL SALES CONTRACT which will be deemed to incorporate all of the terms and conditions of this Agreement.
     3.3 Each confirmed PO shall be irrevocable except as set forth in Section 2.8. For any INDIVIDUAL SALES CONTRACT, the quantity of WAFERS, ordered for each PRODUCT, within a WAFER TYPE can be modified by PI at any time prior to the week the WAFERS are started so long as the total quantity of WAFERS is not less than the original quantity ordered for that WAFER TYPE.
     3.4 All PO’s shall be sent to Epson Electronics America, Inc., 150 River Oaks Parkway, San Jose, CA 95134 (EEA), who shall confirm such PO’s and invoice PI.
     3.5 The GDSII for creating MASK TOOLING SETS for WAFERS of any PRODUCT shall be supplied by PI to a vendor specified by SUPPLIER in a timely manner. SUPPLIER shall immediately notify PI in detail of any defect or non-conformity in the MASK TOOLING SETS caused by SUPPLIER or the mask vendor. If any non-conformity in the MASK TOOLING SETS is caused by the GDSII, upon such notice, PI shall either provide corrected GDSII and pay for corrected MASK TOOLING SETS or, notwithstanding any other provision of this Agreement, PI can cancel the INDIVIDUAL SALES CONTRACT for the affected WAFERS, upon written notice to SUPPLIER, without any liability except for affected WAFER work in progress (“WIP”) and WAFER inventory that was manufactured in accordance with the PO schedule.
     3.6 PI will procure the MASK TOOLING SETS, in accordance with the MASK SPECIFICATIONS, from a vendor specified by SUPPLIER. SUPPLIER shall submit the MASK SPECIFICATIONS to PI for prior approval. The cost of production or procurement of the MASK TOOLING SETS shall be paid by PI and
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the MASK TOOLING SETS shall be owned by PI. The price and terms to PI for the MASK TOOLING SETS shall be negotiated by SUPPLIER with such vendor to be better than or equal to SUPPLIER’s price and terms for other similar mask tooling sets from such vendor.
     3.7 The MASK TOOLING SETS shall not be removed from the SUPPLIER facility where the WAFERS are produced, except with the prior written consent of SUPPLIER.
Article 4: (Intellectual Property Rights)
     4.1 Subject to the licenses granted to the other party in this Agreement, all INTELLECTUAL PROPERTY RIGHTS owned or controlled by a party as of the Effective Date shall continue to be owned or controlled by such party.
     4.2 Subject to the licenses granted to SUPPLIER in this Agreement, PI is and shall remain the sole and exclusive owner of all rights (including INTELLECTUAL PROPERTY RIGHTS), title and interest in and to the PI INTELLECTUAL PROPERTY. PI grants SUPPLIER a limited, non-transferable, non-exclusive royalty-free and fully paid-up license, without the right to sublicense, under the PI INTELLECTUAL PROPERTY for the sole purpose of using it internally to manufacture, test, and evaluate WAFERS for PI, and to, sell and offer to sell, WAFERS to PI. Notwithstanding any other statement in this Agreement, the foregoing license shall not survive expiration or termination of this Agreement. SUPPLIER may not (i) use the PI INTELLECTUAL PROPERTY for any purpose other than to manufacture WAFERS, or (ii) license it to any third party.
     4.3 Subject to the licenses granted to SUPPLER in this Agreement, PI shall be the sole and exclusive owner of all right, title and interest in the PI IMPROVEMENTS. SUPPLIER hereby irrevocably and unconditionally transfers
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

and assigns to PI all of SUPPLIER’s right, title and interest worldwide in the PI IMPROVEMENTS.
     4.4 SUPPLIER will promptly disclose to PI in writing all PI IMPROVEMENTS upon their creation.
     4.5 SUPPLIER shall, in a timely manner and at PI’s expense, take all reasonable actions reasonably requested by PI, to assist PI in perfecting and enforcing its rights in the PI IMPROVEMENTS. Such actions shall include but not be limited to execution of assignments, patent applications and other documents.
     4.6 Subject to all of the terms and conditions of this Agreement, PI hereby grants to SUPPLIER a non-exclusive, irrevocable, perpetual, royalty-free and fully-paid-up, non-transferable, worldwide, right and license to use, modify, reproduce, (but sub-license only to a SUPPLIER SUBSIDIARY) the PI IMPROVEMENTS for SUPPLIER’s internal use only. Notwithstanding the foregoing, no license is granted to the PI IMPROVEMENTS for the purpose of SUPPLIER providing foundry service or other benefit to a third party.
     4.7 In the event that any portion of Section 4.2 is declared invalid or illegal according to any applicable law, (a) SUPPLIER hereby waives and agrees never to assert such right, title and interest, including any moral rights or similar rights, against PI or PI’s licensees and (b) the parties hereby modify such portion, effective upon such declaration, in such manner as shall secure for PI an exclusive, irrevocable, perpetual, worldwide, fully paid and royalty-free license under all INTELLECTUAL PROPERTY RIGHTS, with rights to sublicense through one or more level(s) of sublicensee(s), to use, modify, reproduce, create derivative works of, distribute, publicly perform and publicly display by all means now known or later developed, and otherwise exploit in any manner, such rights in the PI IMPROVEMENTS, to the maximum extent permitted by applicable law.
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     4.8 SUPPLIER shall be the sole and exclusive owner of all right, title and interest in the SUPPLIER IMPROVEMENTS. SUPPLIER hereby grants to PI a non-exclusive, irrevocable, perpetual, royalty-free, non-transferable, worldwide, right and license to use, modify, reproduce, create derivative works of, distribute, publicly perform and publicly display by all means now known or later developed, and otherwise exploit in any manner all SUPPLIER IMPROVEMENTS as part of the PI PROCESS and any modifications thereto. Without any consent of SUPPLIER, PI may sublicense the foregoing license for the SUPPLIER IMPROVEMENTS to PI’s SUBSIDIARY so long as the sublicense provides for the protection of SUPPLIER’s CONFIDENTIAL INFORMATION on terms not less protective than those set forth in this Agreement. SUPPLIER will promptly disclose to PI in writing all SUPPLIER IMPROVEMENTS upon their creation.
     4.9 SUPPLIER agrees not to use the PI INTELLECTUAL PROPERTY or any license under this Agreement, in whole or in part, or any knowledge gained by SUPPLIER through producing WAFERS, to develop an equivalent or competing process to the PI PROCESS, or other product or service that would compete with PI.
Article 5: (WAFER Production)
     5.1 ENGINEERING PRODUCTION
          5.1.1 For ENGINEERING PRODUCTION, PI may place an order with SUPPLIER for WAFERS up to a maximum of [*] WAFERS for each WAFER TYPE, or any other quantity agreed to in writing by the parties. SUPPLIER will use its best commercially reasonable efforts to ship WAFERS in ENGINEERING PRODUCTION to PI on the average of [*] working days after, or as quickly as possible but no more than [*] working days after, availability of the applicable MASK TOOLING SETS.
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          5.1.2 Any output of the ENGINEERING PRODUCTION will be shipped to PI immediately upon completion. If the WAFERS output is less than [*] of the ordered quantity, SUPPLIER will inform PI of the output quantity of the WAFERS and if PI requires to have the shortage covered, SUPPLIER will re-input the WAFERS to cover the shortage of quantity at no additional cost to PI (RECOVERY WAFERS).
     5.2 PILOT PRODUCTION
          5.2.1 For the PILOT PRODUCTION, PI may place an order with SUPPLIER for a minimum of [*] WAFERS, or multiples thereof, per each PRODUCT, or any other quantity agreed to in writing by the parties.
          5.2.2 SUPPLIER will use best commercially reasonable efforts to ship to PI WAFERS in PILOT PRODUCTION of each PRODUCT within [*] working days after availability of the MASK TOOLING SETS for such PRODUCT.
          5.2.3 The output of the PILOT PRODUCTION will be shipped to PI if such WAFERS output is at least [*] of the ordered quantity. If the WAFERS output is less than [*] of the ordered quantity, SUPPLIER will inform PI of the output quantity of the WAFERS and if PI requires to have the shortage covered, SUPPLIER will re-input the WAFERS to cover the shortage of quantity at no additional cost to PI.
     5.3 VOLUME PRODUCTION
          5.3.1 For VOLUME PRODUCTION, PI shall place an order with SUPPLIER for a minimum of [*] WAFERS, or multiples thereof, per each PRODUCT, or any other quantity agreed to in writing by the parties.
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          5.3.2 For VOLUME PRODUCTION, SUPPLIER will ship the first (1st) shipment of the WAFERS ordered by PI for that month no later than [*] working days after the start of the production as per PI’s PO for such PRODUCTS, unless PI’s PO specifies a later delivery date. The rest of such ordered WAFERS for that month will be shipped so that PI receives all such WAFERS, in equal weekly quantities to the extent practicably possible, within [*] working days after the first (1st) shipment. SUPPLIER shall use its best commercially reasonable efforts to minimize such number of working days.
          5.3.3 SUPPLIER will ship monthly orders in quantities not less than [*] of the quantities ordered of each PRODUCT.
Article 6: (Delivery)
     6.1 The terms of delivery of the WAFERS shall be FCA Sakata, Japan, (as such term is defined in Incoterms 2000).
     6.2 The title and risk of loss in and to the WAFERS delivered by SUPPLIER to PI shall transfer from SUPPLIER to PI at the FCA point. PI shall have the right to designate a freight forwarder, subject to SUPPLIER’s reasonable approval.
     6.3 SUPPLIER will deliver the WAFERS within the number of calendar days specified in the INDIVIDUAL SALES CONTRACT. In the event that SUPPLIER foresees a delay in the delivery schedule of the WAFERS, SUPPLIER shall make a best commercially reasonable effort to correct any delay and SUPPLIER shall promptly notify PI of such delay and submit to PI the new delivery schedule. PI will have the right to cancel, without liability, the INDIVIDUAL SALES CONTRACT for the delayed WAFERS, except for RECOVERY WAFERS, if
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the delay is greater than thirty (30) days and if such delay is not caused solely by PI.
     6.4 SUPPLIER shall pack the WAFERS in accordance with the packing standards defined in the COMMON SPECIFICATIONS.
     6.5 SUPPLIER shall collect PCM data (“PCM DATA”), as defined in the COMMON SPECIFICATIONS, on the manufactured WAFERS. SUPPLIER will send the PCM DATA electronically to PI before the WAFERS are received by PI. The PCM DATA will be accurate and complete for all WAFERS and sent in a mutually agreed upon format.
     6.6 If PI determines, in consultation with SUPPLIER, that the WAFERS currently being manufactured will not meet the PRODUCTS requirements, PI can, notwithstanding any other provision of this Agreement, cancel the INDIVIDUAL SALES CONTRACT for the affected WAFERS by notice to SUPPLIER without any liability except for the affected WAFER WIP and WAFER inventory that was manufactured in accordance with the PO schedule, upon written notice to SUPPLIER.
Article 7: (Test and Inspection)
     7.1 PI shall conduct incoming inspection of the WAFERS, by WAFER TYPE, to determine the WAFERS’ conformance to the COMMON SPECIFICATIONS. The PCM DATA and SUPPLIER’s test results will be supplied in a timely manner by SUPPLIER for the incoming inspection of the WAFERS. Any omission, inaccuracy or other defect in the PCM DATA will in itself be sufficient cause to reject the WAFERS. This inspection shall be regarded as final in terms of
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

quality, quantity and other conditions of the WAFERS supplied to PI, which are subject to SUPPLIER’s warranty as defined in Section 11.1.
     7.2 PI shall notify SUPPLIER which of the WAFERS have been accepted by PI per the INDIVIDUAL SALES CONTRACT within [*] days after receipt of the WAFERS by PI. PI will owe SUPPLIER payment only for the quantity of WAFERS that have been accepted by PI. Should PI fail to notify SUPPLIER within the said [*] days, the WAFERS shall be deemed to have been accepted by PI.
     7.3 SUPPLIER shall not be liable for: (i) any non-conformity in the WAFERS that is not attributable to SUPPLIER and was caused by abuse, misuse, neglect, improper transportation, improper installation, improper operation, improper use, improper testing, improper storage, improper maintenance, repair, alteration, modification, tampering, accident or unusual deterioration and/or degradation of such WAFERS due to conditions of the physical environment beyond the tolerance requirements set forth in the COMMON SPECIFICATIONS; or (ii) any defects and/or failures of the WAFERS which are attributable to the design, testing and/or assembly of the PRODUCTS or the back-end processing of the WAFERS (including, without limitation, cutting and packaging thereof).SUPPLIER shall not be held responsible for the defects, failures and yield problems of the WAFERS if the WAFERS meet the specifications set forth in the COMMON SPECIFICATIONS.
     7.4 SUPPLIER may make a written special waiver request to PI to ship WAFERS that do not comply with the COMMON SPECIFICATIONS. If PI approves such special waiver request in writing, which approval may include special terms and conditions, SUPPLIER may ship such non-complying WAFERS under such terms and conditions.
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Article 8: (Process and Specification Changes)
     8.1 SUPPLIER shall notify PI in writing as soon as possible, in advance, of any process change which requires PI’s change in any database or which would affect the quality, reliability, manufacturability, form, fit or function of the PRODUCTS. Each such process change shall be subject to PI’s prior written approval. Notwithstanding any other provision of this Agreement, if PI does not approve the process change, and such process change is implemented, PI will have the right to cancel, without liability, any INDIVIDUAL SALES CONTRACT affected by the process change.
     8.2 PI shall have sole responsibility for the control, maintenance, distribution and modification of the COMMON SPECIFICATIONS including but not limited to the addition and maintenance of applicable process, inspection, quality and procurement specifications. PI will notify SUPPLIER of any changes to the COMMON SPECIFICATIONS by providing a copy of the amended COMMON SPECIFICATIONS to SUPPLIER. SUPPLIER will acknowledge acceptance of the amended COMMON SPECIFICATIONS in writing and SUPPLIER’s acceptance will not be unreasonably withheld, conditioned or delayed. In the case of any issue with the COMMON SPECIFICATIONS, SUPPLIER agrees that PI is the ultimate authority on the COMMON SPECIFICATIONS.
Article 9: (Price)
     9.1 The prices of the WAFERS, which are produced both in the PILOT PRODUCTION and the VOLUME PRODUCTION are set forth in Exhibit B (PRICES) attached hereto. Any modifications thereto must be agreed upon by SUPPLIER and PI in writing, either as an amendment to Exhibit B (PRICES) or as part of an INDIVIDUAL SALES CONTRACT. SUPPLIER and PI may jointly review and revise the WAFERS price, by WAFER TYPE, within [*] days of the close
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

of each half of SUPPLIER’s fiscal year or upon a material change to the COMMON SPECIFICATIONS.
Article 10: (Payments)
     10.1 Payment for the WAFERS shall be net and by wire transfer [*] days after receipt of invoice.
Article 11: (Warranty, Indemnification)
     11.1 SUPPLIER warrants that the WAFERS sold to PI will conform to the COMMON SPECIFICATIONS. PI shall notify SUPPLIER in writing of any defect or non-conformity of said WAFERS within [*] days after notification of acceptance per Section 7.2 above. SUPPLIER’s sole obligations under this warranty are limited to, at PI’s option, (i) replacing or reworking any said WAFERS which shall be returned to SUPPLIER’s manufacturing facility with transportation charges prepaid, or (ii) SUPPLIER crediting PI an amount equal to the purchase price of said WAFERS.
     11.2 Notwithstanding anything to the contrary in this Agreement, the warranty in Section 11.1 shall not apply, and SUPPLIER shall have no liability or obligation to PI under Section 11.1 with respect to: (i) any non-conformity in the WAFERS that is not attributable to SUPPLIER and was caused by abuse, misuse, neglect, improper transportation, improper installation, improper operation, improper use, improper testing, improper storage, improper maintenance, repair, alteration, modification, tampering, accident or unusual deterioration and/or degradation of such WAFERS due to conditions of the physical environment beyond the tolerance requirements set forth in the COMMON SPECIFICATIONS; or (ii) any defects and/or failures of the WAFERS attributable to the design, testing and/or
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

assembly of the PRODUCTS or the back-end processing of the WAFERS (including, without limitation, cutting and packaging thereof).
     11.3 SUPPLIER shall defend, indemnify and hold harmless PI, its officers, directors, employees and representatives from and against any claim, demand, cause of action, debt, or liability, including reasonable attorneys’ fees, relating to or arising from allegations that the SUPPLIER PROCESS, SUPPLIER IMPROVEMENTS and any SUPPLIER contributions to the PI INTELLECTUAL PROPERTY used to produce WAFERS or the resulting WAFERS infringes any INTELLECTUAL PROPERTY RIGHTS or other right of any kind of a third party; provided that SUPPLIER is promptly notified in writing of the action and is allowed to assume and control the defense thereof. SUPPLIER shall pay all damages and costs awarded therein, but shall not be responsible for any compromise or settlement made without SUPPLIER’s written consent.
     11.4 EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NO EXPRESS OR IMPLIED WARRANTIES ARE MADE BY SUPPLIER RELATING TO THE WAFERS, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH REGARD TO ANY OF THE PI INTELLECTUAL PROPERTY OR THE SUPPLIER INTELLECTUAL PROPERTY, AS THE CASE MAY BE.
     11.5 PI shall defend, indemnify and hold harmless SUPPLIER, its officers, directors, employees and representatives from and against any claim, demand, cause of action, debt, or liability, including reasonable attorneys’ fees, relating to or arising from allegations that the PI PROCESS and any PI contributions to the PI IMPROVEMENTS used to produce WAFERS infringes any INTELLECTUAL PROPERTY RIGHTS or other right of any kind of a third party; provided that PI is
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

promptly notified in writing of the action and is allowed to assume and control the defense thereof. PI shall pay all damages and costs awarded therein, but shall not be responsible for any compromise or settlement made without PI’s written consent.
     11.6 Notwithstanding Section 13.7, SUPPLIER shall keep records for [*] years, notwithstanding the termination of this Agreement, of the WAFERS manufactured and summaries of their process monitors. SUPPLIER agrees to permit such records to be examined and copied by PI or PI’s authorized representative, upon reasonable prior written notice to SUPPLIER, during normal business hours at SUPPLIER’s offices. Such records shall be deemed to be PI’s CONFIDENTIAL INFORMATION.
Article 12: (Confidentiality)
     12.1 The receiving party shall use any CONFIDENTIAL INFORMATION acquired from the disclosing party in connection with this Agreement solely for the purposes of this Agreement.
     12.2 Subject to Sections 12.7 and 12.8, for a period of [*] years after the receipt or creation of the CONFIDENTIAL INFORMATION, or during the Term of this Agreement, whichever is longer, the receiving party shall use a reasonable standard of care not to publish or disseminate the CONFIDENTIAL INFORMATION to any third party, except as otherwise provided herein, and use such CONFIDENTIAL INFORMATION only for the purpose of this Agreement. The receiving party shall have no obligation with respect to any CONFIDENTIAL INFORMATION received by it which the receiving party shall prove is:
          (a) Published or otherwise available to the public other than by a breach of this Agreement or any other agreement by the receiving party;
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          (b) Rightfully received by the receiving party hereunder from a third party not obligated under this Agreement or any other agreement, and without confidential limitation;
          (c) Known to the receiving party prior to its first receipt of the same from the disclosing party;
          (d) Independently developed by the receiving party without access to the CONFIDENTIAL INFORMATION of the disclosing party;
          (e) Furnished to a third party by the disclosing party without restrictions on the third party’s right of disclosure similar to those of this Agreement; or
          (f) Stated in writing by the disclosing party as no longer being CONFIDENTIAL INFORMATION.
     In the case that the receiving party intends to disclose publicly or to a third party any CONFIDENTIAL INFORMATION under any of the exceptions above, the receiving party must first give the disclosing party written notice [*] days prior to any such disclosure.
     12.3 If any CONFIDENTIAL INFORMATION is disclosed pursuant to the requirement or request of a governmental or judicial agency or disclosure is required by operation of law, such disclosure will not constitute a breach of this Agreement, provided that the receiving party shall give prompt prior written notice to the disclosing party to allow the disclosing party to seek a protective order with respect thereto reasonably satisfactory to the disclosing party to the extent available under applicable law.
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     12.4 The receiving party shall limit access to the CONFIDENTIAL INFORMATION only to such officers and employees of the receiving party who are reasonably necessary to implement this Agreement and only to such extent as may be necessary for such officers and employees to perform their duties under this Agreement. The receiving party shall be liable to cause all of such officers and employees to sign a secrecy agreement to abide by the secrecy obligations provided in this Agreement. The receiving party shall maintain records of such officers and employees.
     12.5 CONFIDENTIAL INFORMATION and all materials including, without limitation, documents, drawings, masks, specifications, models, apparatus, sketches, designs and lists furnished to the receiving party by, and which are themselves identified to be or designated in writing to be the property of, the disclosing party are and shall remain the property of the disclosing party and shall be returned to the disclosing party promptly at its request, including any copies.
     12.6 PI may disclose information with respect to any SUPPLIER IMPROVEMENTS to the PI PROCESS to one or more third parties as CONFIDENTIAL INFORMATION of PI and covered by a non-disclosure agreement with protection equivalent to this Agreement for the sole purpose of having such third parties provide PI with design, layout, foundry, assembly and testing services.
     12.7 CONFIDENTIAL MANUFACTURING INFORMATION will be confidential for a period of [*] years after the Term of this Agreement and SUPPLIER agrees to use its best commercially reasonable efforts to never make public the CONFIDENTIAL MANUFACTURING INFORMATION. Notwithstanding any other provision of this Agreement, the receiving party shall treat the CONFIDENTIAL MANUFACTURING INFORMATION in accordance with the confidentiality obligations and use restrictions of this Agreement during that [*] year period.
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     12.8 The receiving party’s obligations with respect to any portion of the CONFIDENTIAL MANUFACTURING INFORMATION shall terminate when the receiving party can document, and with the disclosing party’s written concurrence, that such CONFIDENTIAL MANUFACTURING INFORMATION:
          (a) Was rightfully in the public domain at the time it was communicated to the receiving party by the disclosing party; or
          (b) Rightfully entered the public domain through no fault of SUPPLIER subsequent to the time it was communicated to the receiving party by the disclosing party; or
          (c) Was rightfully in the receiving party’s possession free of any obligation of confidence at the time it was communicated to the receiving party by the disclosing party; or
          (d) Was rightfully communicated to the receiving party by a third party free of any obligation of confidence subsequent to the time it was communicated to receiving party by the disclosing party; or
          (e) Was independently developed by the receiving party and the receiving party gave the disclosing party notice thereof, within [*] days of the disclosure of the CONFIDENTIAL MANUFACTURING INFORMATION to the receiving party, documenting the information independently developed by the receiving party.
     For any CONFIDENTIAL MANUFACTURING INFORMATION to be subject to an exception above, any document containing such CONFIDENTIAL MANUFACTURING INFORMATION, and the information related thereto, must in their entirety qualify for the exception. This explicitly excludes any right to apply the exception by redacting CONFIDENTIAL MANUFACTURING INFORMATION
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

or any part thereof from a document.
     In the case that the receiving party intends to disclose to an unauthorized party CONFIDENTIAL MANUFACTURING INFORMATION under the exceptions above, the receiving party must first receive the disclosing party’s prior written approval and such approval will be in the disclosing party’s sole discretion.
     12.9 PI may request the confidential release of SUPPLIER’s CONFIDENTIAL INFORMATION to a customer of the PRODUCTS, covered by a non-disclosure agreement with confidentiality protections equivalent to those of this Agreement, for purposes of such customer’s evaluation or audit, but only with the prior written consent of SUPPLIER, which shall not be unreasonably withheld.
     12.10 Obligation to Notify and Remedy. The receiving party will immediately give written notice to the disclosing party of any suspected unauthorized use or disclosure of the disclosing party’s CONFIDENTIAL MANUFACTURING INFORMATION and the receiving party will be responsible for remedying such unauthorized use or disclosure. In the event that the receiving party or (to the knowledge of the receiving party) any of its representatives is requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demands or other similar processes) to disclose any of the disclosing party’s CONFIDENTIAL MANUFACTURING INFORMATION, the receiving party shall provide the disclosing party with prompt written notice of any such request or requirement sufficiently timely to allow the disclosing party adequate time to seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement.
     12.11 Notwithstanding Section 18.1 (“Entire Agreement”), the parties agree that the Confidential Manufacturing Information Agreement previously entered
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

into between the parties, with an effective date of October 31, 2002, (“CMI Agreement”) shall remain in full force and effect. In case of any conflict between any of the provisions this Agreement and those of the CMI Agreement, the provisions giving the greater confidentiality protection to the CONFIDENTIAL MANUFACTURING INFORMATION shall govern, except that in any such conflict involving Section 12.4 of this Agreement, such Section 12.4 shall govern.
Article 13: (Term and Termination)
     13.1 This Agreement shall continue in full force and effect from the Effective Date until the end of the calendar year containing the fifth (5th) anniversary of the Effective Date, unless earlier terminated as provided herein (“Term”). If this Agreement has not been earlier terminated, the parties agree to negotiate in good faith, beginning one year prior to end of the Term, for this Agreement’s continuation for another [*] year period, on mutually agreeable terms and conditions.
     13.2 Notwithstanding anything to the contrary in Section 18.11 (“Force Majeure”), if any governmental agency, entity or authority requires (including through administrative guidance) any changes to this Agreement, PI may terminate this Agreement immediately if the changes are, in PI’s sole discretion, detrimental to PI’s interests or otherwise not reasonably acceptable to PI, with liability only as set forth in Section 6.6.
     13.3 In the event that either party has committed a material breach of this Agreement, the other party shall promptly give written notice thereof to the breaching party, specifying any alleged material breach or breaches. The breaching
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

party shall have sixty (60) days after the effective date of such written notice to have all material breaches specified either remedied or waived (“cured”). If such breaches are not so cured, the other party shall have the right to terminate this Agreement effective upon written notice.
     13.4 Either party shall also have the right to terminate this Agreement with immediate effect by giving written notice of termination to the other party at any time upon or after the occurrence of any of the following events with respect to such other party:
          (a) Insolvency, bankruptcy, reorganization or liquidation or filing of any application therefor, or other commitment of an affirmative act of insolvency, which is not promptly removed or stayed, if (1) such party does not receive prompt, satisfactory, written assurance from the other party that it can meet its obligations under this Agreement, or (2) after such assurance such other party does not continue to meet such obligations;
          (b) Attachment, execution or seizure of substantially all of the assets or filing of any application therefor which is not promptly released or stayed;
          (c) Assignment or transfer of that portion of the business to which this Agreement pertains to a trustee for the benefit of creditors; or
          (d) Termination of its business or dissolution.
     13.5 [*]
     13.6 No failure or delay on the part of either party in exercising its right of termination hereunder for any one or more causes shall be construed to prejudice its rights of termination for such cause or any other or subsequent cause.
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     13.7 In the event of expiration or termination of this Agreement, within [*] days after expiration or termination of this Agreement, the receiving party shall return to the disclosing party all media and documentation containing the CONFIDENTIAL INFORMATION and render unusable all said CONFIDENTIAL INFORMATION placed in any storage apparatus under the receiving party’s control. Notwithstanding the foregoing sentence, (a) SUPPLIER shall render unusable each piece of said CONFIDENTIAL INFORMATION set forth in Section 11.6 promptly when its [*] year retention period is complete or as required under applicable Japanese laws, including its tax laws and regulations, whichever is later; and (b) the receiving party will promptly produce for the disclosing party all documents in any form containing CONFIDENTIAL MANUFACTURING INFORMATION, whether made by the disclosing party or by the receiving party (including notes made by the receiving party), and whether such documents be in hard copy, electronic (including email), optical or other form.
     13.8 The termination or expiration of this Agreement shall not release either party from any liability which at said date of termination or expiration has already accrued to the other party.
     13.9 Notwithstanding any termination or expiration of this Agreement, the provisions of Articles 1 (“Definitions”), 4 (“INTELLECTUAL PROPERTY RIGHTS”), 11 (“Warranty, Indemnification and Improvements”), and 12 (“Confidentiality”), Sections 13.7, 13.8, 13.9, and Articles 14 (“Government Regulations”), 15 (“Nondisclosure”), and 18 (“Miscellaneous Provisions”) shall survive this Agreement.
Article 14: (Government Regulations)
     14.1 Unless prior approval is obtained from the competent governmental agency, each party shall not knowingly export or re-export, directly or indirectly,
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

any WAFERS to any country or countries to which export or re-export will violate any laws or regulations of the United States of America.
     14.2 SUPPLIER is responsible for all taxes in respect of this Agreement except for taxes on PI’s income.
Article 15: (Non-Disclosure)
     Each party shall keep this Agreement and its terms, conditions and existence confidential and shall not make disclosure thereof to any third party without the prior written consent of the other party. Notwithstanding the previous sentence, either party may make such disclosure to the party’s legal and financial advisors provided the disclosure is covered by a non-disclosure agreement with confidentiality protections equivalent to those of this Agreement. Notwithstanding any other statement in this Agreement, either party may disclose this Agreement and/or its terms and conditions to the extent that such disclosure is necessary to comply with securities and other applicable laws.
Article 16: (Third Party Service Providers)
     16.1 1.1 SUPPLIER shall each enter into separate written agreements (each a “SUBSIDIARY Agreement”) with each of their respective SUBSIDIARIES who wish to exercise any rights under this Agreement, binding the SUBSIDIARY to the terms and conditions of this Agreement. A SUBSIDIARY shall maintain its status as a SUBSIDIARY under this Agreement only for so long as such SUBSIDIARY has a SUBSIDIARY Agreement in force and effect. SUPPLIER guarantees the performance of its respective SUBSIDIARIES under this Agreement, and will indemnify and hold PI harmless from any costs, damages, or liabilities incurred by PI arising out of a breach by a SUBSIDIARY of any of the terms and conditions of this Agreement and/or SUBSIDIARY Agreements.
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     16.2 SUPPLIER shall have no right to have WAFERS manufactured, in whole or in part, by a third party unless PI gives its written approval therefor in advance, which approval shall be at PI’s sole discretion. If PI does give such written approval, then SUPPLIER may disclose CONFIDENTIAL INFORMATION of PI for the sole purpose of, and only to the extent reasonably necessary for, having such third party provide such services solely for the benefit if PI and not for the benefit of any other party. Such approval shall be conditioned upon:
          (a) PI’s prior review and written approval of the contract between SUPPLIER and such third party performing such manufacture; and
          (b) the third party agreeing in writing to all applicable terms and conditions of this Agreement, and;
          (c) SUPPLIER being the insurer and guarantor of such third party’s full observance of such terms and conditions; and
          (d) SUPPLIER’s disclosure of CONFIDENTIAL MANUFACTURING INFORMATION to such third party being subject to PI’s prior written approval, which shall be at PI’s sole discretion.
Article 17: (High Voltage Upgrade)
     17.1 SUPPLIER owns an electrical tester defined below (the “TOOLING”):

Name of TOOLING

Name of Manufacturer

Current Energy Rating
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Quantity	One (1) unit

Serial Number
     17.2 SUPPLIER will submit to PI in writing any necessary conversion plans for upgrading the TOOLING for high voltage, and the cost of the upgrade. If PI agrees in writing to the conversion plans PI will pay for upgrading the TOOLING pursuant to the conversion plans, provided that the cumulative costs of all TOOLING upgrades shall not exceed [*].
     17.3 SUPPLIER will own the upgraded TOOLING. The upgraded TOOLING will be used for manufacturing WAFERS. Any other use is permitted as long as delivery and FOUNDRY CAPACITY commitments by SUPPLIER to PI are met.
Article 18: (Miscellaneous Provisions)
     18.1 Entire Agreement. This Agreement embodies the entire understanding of the parties as it relates to the subject matter hereof and this Agreement supersedes any prior agreements or understandings between the parties with respect to such subject matter.
     18.2 Headings. The article and section headings herein are for convenience only and shall not affect the construction hereof.
     18.3 Waiver. Should either PI or SUPPLIER fail to enforce any provision of this Agreement or to exercise any right in respect thereto, such failure shall not be construed as constituting a waiver or a continuing waiver of its rights to enforce such provision or right or any other provision or right.
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     18.4 No License. Nothing contained in this Agreement shall be construed as conferring by implication, estoppel or otherwise upon either party hereunder any license or other right except as expressly set forth in Article 4 (“INTELLECTUAL PROPERTY RIGHTS”).
     18.5 English Language. This Agreement is in the English language only, which language shall be controlling in all respects, and all versions hereof in any other language shall be for accommodation only and shall not be binding upon the parties. All communications between SUPPLIER and PI to effect the terms of this Agreement shall be in the English language only.
     18.6 No Agency. The parties to this Agreement are independent contractors. There is no relationship of agency, partnership, joint venture, employment or franchise between the parties. Neither party has, nor will either party represent that it has, the authority to bind the other or to incur any obligation on its behalf.
     18.7 Notices. Any notice required or permitted to be given by either party to the other party under this Agreement shall be in writing and delivered by international or overnight courier, signature of receipt required, and shall be deemed delivered upon written confirmation of delivery by the courier, if sent to the following respective addresses or such new addresses as may from time to time be supplied hereunder.

To:	SUPPLIER
Seiko Epson Corporation
281 Fujimi
Fujimi-machi, Suwa-gun
Nagano-ken, 399-0293 Japan
Attention: General Manager of the IC Operations Division
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

With a courtesy copy to: EEA:
Epson Electronics America, Inc.
150 River Oaks Parkway
San Jose, CA 95134
Attn: General Manager, SMS Business Unit
Failure to provide such a courtesy copy shall not be a breach of this Agreement.

To:	POWER INTEGRATIONS
Power Integrations International Ltd.
P.O. Box 219, Strathvale House, North Church Street
George Town, Grand Cayman, Cayman Islands
Attention: President
     18.8 Invalidity. If any provision of this Agreement, or the application thereof to any situation or circumstance, shall be invalid or unenforceable, the remainder of this Agreement or the application of such provision to situations or circumstances other than those as to which it is invalid or unenforceable, shall not be affected; and each remaining provision of this Agreement shall be valid and enforceable to the fullest extent permitted by applicable law. In the event of such partial invalidity, the parties shall seek in good faith to agree on replacing any such legally invalid provisions with provisions which, in effect, will most nearly and fairly approach the effect of the invalid provision.
     18.9 Assignment. This Agreement and any rights or licenses granted herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party shall assign any of its rights or
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

privileges, or delegate any of its obligations, hereunder without the prior written consent of the other party except as set forth in Section 13.5. Such consent shall not be unreasonably withheld.
     18.10 Amendment. This Agreement may not be extended, supplemented or amended in any manner except by an instrument in writing expressly referring to this Agreement and duly executed by an authorized representative of each party.
     18.11 Force Majeure. Either party shall be excused for failures or delays in performance (other than a payment obligation) caused by war, declared or not, any laws, proclamations, ordinances or regulations of the government of any country or of any political subdivision of any country, or strikes, lockouts, floods, fires, explosions, acts of terrorism or such other catastrophes as are beyond the control or without the material fault of such party (“CAUSES”). Any party claiming any such excuse for failure or delay in performance due to such CAUSES shall give prompt notice thereof to the other party, and neither party shall be required to perform hereunder during the period of such excused failure or delay in performance except as otherwise provided herein. This provision shall not, however, release such party from using its best commercially reasonable efforts to avoid or remove all such CAUSES and such party shall continue performance hereunder with the utmost dispatch whenever such CAUSES are removed. In the event that the period of excused performance continues for ninety (90) days, this Agreement may be terminated by the party not excused under this Section 18.11 (“Force Majeure”), by written notice to the other party, subject to the provisions of Article 13 (“Term and Termination”) relating to the effect of termination.
     18.12 Equitable Relief. Because the receiving party will have access to and become acquainted with the CONFIDENTIAL INFORMATION of the disclosing party, the unauthorized use or disclosure of which would cause irreparable harm and significant injury which would be difficult to ascertain and which would not be
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

compensable by damages alone, the parties agree that the disclosing party will have the right to seek and obtain an injunction, specific performance, or other equitable relief without prejudice to any other rights and remedies that it may have for such breach of this Agreement.
     18.13 [*]
     18.14 Governing Law. This Agreement and matters connected with the performance hereof shall be construed, interpreted, applied and governed in all respects in accordance with the laws of the State of California and the United States without regard to conflict of laws principles. The parties hereby submit to the jurisdiction of, and waives any venue objection against, the Superior Court of the State of California in Santa Clara County, or the Municipal Court of the State of California, County of Santa Clara, or the United States District Court for the Northern District of California, in any litigation arising out of this Agreement. Notwithstanding anything to the contrary herein, either party may seek injunctive relief in any court of competent jurisdiction in accordance with Section 18.12 (“Equitable Relief”). The United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their respective corporate names by their duly authorized representatives on the date written below.

Seiko Epson Corporation	Power Integrations International Ltd.

Signature: /s/ Kazuhiro Takenaka	Signature: /s/ John L. Tomlin
Name: Kazuhiro Takenaka	Name: John L. Tomlin
Title: General Manager, IC Process and Design Technology Department	Title: President
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A
FOUNDRY CAPACITY and PI ANNUAL FORECAST
1. FOUNDRY CAPACITY – DS WAFERS
The following FOUNDRY CAPACITY will effective from [*] to [*]:
[*] WAFERS / month.
The following FOUNDRY CAPACITY will be effective from [*] for the [*] calendar year.
[*] WAFERS/month.
The FOUNDRY CAPACITY shall be allocated equally on a monthly basis over a given calendar year.
2. PI’s projected PI ANNUAL FORECAST of WAFER orders (non-binding) – DS WAFERS

Calendar Year	2006	2007	2008	2009	2010
WAFERS	[*]	[*]	[*]	[*]	[*]
3. The MAXIMUM FOUNDRY CAPACITY ALLOCATION shall be [*] WAFERS per month or [*] WAFERS per year.
4. The REVIEW PERIOD is the [*] day period prior to the commencement of the next calendar year.
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit B
WAFER PRICES FOR VOLUME PRODUCTION OF SIX (6) INCH WAFERS BY MONTHLY ORDER VOLUME
For DS WAFERS in both PILOT PRODUCTION and VOLUME PRODUCTION:

Calendar Year
Monthly WAFER Volume	2005 PRICE	2006 PRICE	2007 PRICE	2008 PRICE	2009 PRICE
Less than [*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]

[*] and above	[*]	[*]	[*]	[*]	[*]
Pricing will be reviewed and mutually agreed to in writing on an annual basis. For WAFERS in ENGINEERING PRODUCTION, the price for each entry of the above table will be multiplied by [*].
The above prices are the WAFER’s BASE_PRICE and are based on an exchange rate of [*] ¥/$. The fluctuation in foreign exchange rate, as supplied by the Wall Street Journal, will be shared equally by each party as follows
F/X_BASE = [*]¥/$
Initial F/X_RATE = [*]¥/$
A new F/X_RATE is only established at the time of placing a PO for WAFERS if the [*] is equal
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

to or greater than [*]¥ from the F/X     BASE. The new F/X     RATE will be set to the [*] and will remain in effect for at least the [*] it was established.
The actual PURCHASE_PRICE for WAFERS, by WAFER TYPE, used at the time of order will be calculated by the following formula:
     PURCHASE_PRICE =
     [*]
Examples: For DS WAFERS with a BASE_PRICE of [*]
1) Nominal F/X Rate Example: F/X_RATE = in the range of [*]¥ to [*]¥:
     PURCHASE_PRICE = BASE_PRICE
2) Higher F/X Rate Example: New F/X_RATE = [*]¥:
     PURCHASE_PRICE = [*] = [*]
3) Lower F/X Rate Example: New F/X_RATE = [*]¥:
     PURCHASE_PRICE = [*]
Confidential
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.